UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2008

INTERPHASE CORPORATION
(Exact name of registrant as specified in its charter)

Texas	0-13071	75-1549797
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 North Dallas Parkway, Suite 200, Plano, Texas	75093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 654-5000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 30, 2008, Interphase Corporation entered into Amended and Restated Employment, Confidentiality, and Non-Competition Agreements with its executive team, including Gregory B. Kalush, Chief Executive Officer; Thomas N. Tipton, Jr., Chief Financial Officer; Marc E. DeVinney Vice President of Engineering; James W. Gragg Vice President of Operations and Fulfillment; Randall E. McComas, Vice President of Global Sales and Customer Support; Deborah A. Shute, Vice President of Human Resource and Administration; and Yoram Soloman Vice President of Corporate Strategy & Business Development.

The Amended and Restated Agreements replace the Executive Employment Agreements previously in place for the aforementioned executives. The Amended and Restated Agreements were revised to comply with the documentary requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the treasury regulations and other official guidance effective January 1, 2009.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Mr. Gregory B. Kalush

Exhibit 10.2 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Mr. Thomas N. Tipton Jr.

Exhibit 10.3 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Mr. Marc E. DeVinney

Exhibit 10.4 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Mr. James W. Gragg

Exhibit 10.5 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Mr. Randall E. McComas

Exhibit 10.6 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Ms. Deborah A. Shute

Exhibit 10.7 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Mr. Yoram Soloman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation

Date: December 31, 2008

By: /s/ Thomas N. Tipton Jr.
Title: Chief Financial Officer,
Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit 10.1 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Mr. Gregory B. Kalush

Exhibit 10.2 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Mr. Thomas N. Tipton Jr.

Exhibit 10.3 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Mr. Marc E. DeVinney

Exhibit 10.4 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Mr. James W. Gragg

Exhibit 10.5 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Mr. Randall E. McComas

Exhibit 10.6 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Ms. Deborah A. Shute

Exhibit 10.7 – Amended and Restated Employment, Confidentiality, and Non-Competition Agreement with Mr. Yoram Soloman